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
                                                                                         EXHIBIT 11
                                              MRL, INC.
                          COMPUTATION OF WEIGHTED AVERAGE NUMBER OF SHARES
                                         FISCAL 1996 PERIOD

                                                            DAYS
                                                            MAIN-                          WEIGHTED
                                DATE        BALANCE        TAINED      SHARE DAYS           AVERAGE

Common shares
outstanding                   05/01/95     2,685,694          92      247,083,848

Weighted average
number of shares,
three months ended
July 31, 1995                                                                              2,685,694
                                                                                           =========

Common shares
outstanding                   02/01/95     2,585,694          41      106,013,454
                              03/14/95     2,685,694         140      375,997,160
                                                             ---      -----------
                                                             181      482,010,614

Weighted average
number of shares,
six months ended
July 31, 1995                                                                              2,663,042
                                                                                           =========

                                         FISCAL 1995 PERIOD

Common shares
outstanding                   05/01/94     2,585,694          92      237,883,848

Weighted average
number of shares,
three months ended
July 31, 1994                                                                              2,585,694
                                                                                           =========

Common shares
outstanding                   02/01/94     2,585,694         181      468,010,614

Weighted average
number of shares,
six months ended
July 31, 1994                                                                              2,585,694
                                                                                           =========
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